                                                                   EXHIBIT 99


PRESS RELEASE                            Source:  First Acceptance Corporation
                                         Contact: Chuck Hamilton (615) 844-2811

FIRST ACCEPTANCE CORPORATION REPORTS THIRD QUARTER FINANCIAL RESULTS

NASHVILLE, TN, May 12, 2005 /PRNewswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the third quarter ended March 31, 2005 of its fiscal year ending June 30, 2005.

ACTUAL RESULTS

         Net income for the three months ended March 31, 2005 was $4.4 million, or $0.09 per share on a fully-diluted basis, compared to $2.2 million, or $0.10 per share on a fully-diluted basis, for the same period of fiscal 2004. Total revenues grew to $45.4 million for the quarter ended March 31, 2005 from $2.9 million for the quarter ended March 31, 2004 as a result of the inclusion of USAuto's non-standard automobile insurance operations, which were acquired effective April 30, 2004. Revenues and net income for the quarter ended March 31, 2004 reflect $2.7 million of gains on sales of foreclosed real estate. Total weighted average diluted shares increased from 21.2 million to 49.4 million over the same period as a result of the additional shares issued in the April 2004 rights offering and the USAuto acquisition.

         Net income for the nine months ended March 31, 2005 was $13.0 million, or $0.27 per share on a fully-diluted basis, compared to $2.3 million, or $0.11 per share on a fully-diluted basis, for the same period of fiscal 2004. Total revenues grew to $117.0 million for the nine months ended March 31, 2005 from $4.8 million for the nine months ended March 31, 2004 as a result of the inclusion of USAuto's non-standard automobile insurance operations. Revenues and net income for the nine months ended March 31, 2004 include $4.1 million of gains on sales of foreclosed real estate. Total weighted average diluted shares increased from 21.2 million to 48.8 million over the same period as a result of the shares issued in the rights offering and the USAuto acquisition.

         There were no gains on sales of foreclosed real estate in the three months ended March 31, 2005, while the same period last year included $2.7 million (net of tax), or $0.13 per share on a fully-diluted basis. Net income for the nine months ended March 31, 2005 included $0.5 million (net of tax) or $0.01 per share on a fully-diluted basis from gains on sales of foreclosed real estate, while the nine months ended March 31, 2004 included $4.1 million (net of tax) or $0.20 per share on a fully-diluted basis from gains on sales of foreclosed real estate.

PRO FORMA RESULTS - PRIOR PERIODS

         On a pro forma basis, which assumes that the acquisition of USAuto took place on July 1, 2003, for the three months ended March 31, 2004, total revenues were $27.1 million, net income was $4.2 million and, on a fully-diluted basis, net income per share was $0.09.

         On a pro forma basis for the nine months ended March 31, 2004, total revenues were $72.7 million, net income was $8.1 million and, on a fully-diluted basis, net income per share was $0.17.

         Net income for these pro forma periods included gains on sales of foreclosed real estate of $1.8 million (net of tax) or $0.04 per share on a fully-diluted basis for the three months ended March 31, 2004, and $2.7 million (net of tax) or $0.06 per share on a fully-diluted basis for the nine months ended March 31, 2004.

INSURANCE OPERATIONS

- KEY RATIOS - The Company's loss ratios were 66.2% and 64.9% for the three- and nine-month periods ended March 31, 2005, respectively, as compared with 62.7% and 66.8%, respectively, for the same periods last year on a pro forma basis. Similarly, the Company's combined ratios were 84.5% and 80.7%, respectively, compared with 80.3% and 81.9% for the same periods above.

- OFFICE EXPANSION - Effective January 1, 2005, the Company acquired the assets of a non-standard automobile agency in Texas, adding 15 additional locations. In addition, during the three months ended March 31, 2005, the Company opened 32 new offices, compared to 24 offices opened during the three months ended December 31, 2004 and 4 new offices opened during the three months ended March 31, 2004 by US Auto. This office expansion reflects the Company's entrance into the Pennsylvania market, the continuation of its recent expansion into Illinois and Florida, and the opening of additional locations in Texas. As of April 30, 2005, the Company operated 239 retail offices in 11 states.

- PREMIUM GROWTH - Comparing the actual results for the three- and nine-month periods ended March 31, 2005 to the pro forma results for the same periods last year, net premiums earned increased by 147% and 128%, respectively. This increase is primarily the result of non-renewing our 50% quota share reinsurance on September 1, 2004. The increase was also driven by increasing the percentage of reinsurance assumed on business written in Alabama from 15% to 50% effective February 2004, and to 100% effective February 2005. In addition to these factors, the number of insured policies in force at March 31, 2005 increased 34% over the number of policies in force at March 31, 2004.

- STATE LICENSING - The Company is now licensed as an insurer in Alabama and Virginia. Commencing in May, the Company will write all of its new business in Alabama on a direct basis.

REAL ESTATE OPERATIONS

         The Company has six parcels of land remaining to be sold in the San Antonio area with a book value of $1.0 million at March 31, 2005. There was no real estate sales activity during the most recent quarter.

CASH AND INVESTED ASSETS

         During the three months ended March 31, 2005, the Company contributed $2.5 million to the statutory capital and surplus of its two insurance company subsidiaries, USAuto Insurance Company Inc. and Village Auto Insurance Company Inc., to support additional premium writings. At March 31, 2005, the Company held unrestricted cash and investments of $15.6 million that is available for general corporate purposes and to provide support for increased premium writings of the insurance operations. Of this total, $3.3 million was used in April 2005 to repay the Company's remaining term debt.

ABOUT FIRST ACCEPTANCE CORPORATION

         First Acceptance Corporation began its operations as Liberte Investors, Inc. in 1986. Its insurance subsidiary, USAuto, which began operations in 1995, provides non-standard private passenger automobile insurance, primarily through employee-agents in 239 retail offices in 11 states. The Company's insurance company subsidiaries are licensed to do business in 24 states.

         This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by the important factors, among others, set forth in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                   THREE MONTHS ENDED MARCH 31,          NINE MONTHS ENDED MARCH 31,
                               ------------------------------------  ----------------------------------
                                       ACTUAL         PRO FORMA(1)         ACTUAL         PRO FORMA(1)
                               ---------------------  ------------  --------------------  ------------
                                 2005         2004        2004        2005        2004        2004
                                 ----         ----        ----        ----        ----        ----
REVENUES:
  Premiums earned               $ 37,979    $     --    $ 15,378    $ 90,735    $     --    $ 39,846
  Commissions and fees             6,290          --       6,011      19,283          --      19,783
  Ceding commissions from
     reinsurer                        --          --       2,599       3,603          --       7,782
  Gains on sales of
     foreclosed real estate           --       2,737       2,737         755       4,146       4,146
  Investment income                1,106         179         355       2,455         620       1,091
  Other gains                         20          --           4         191          --          26
                                --------    --------    --------    --------    --------    --------
     Total revenues               45,395       2,916      27,084     117,022       4,766      72,674
                                --------    --------    --------    --------    --------    --------
EXPENSES:
  Losses and loss
     adjustment expenses          25,130          --       9,644      58,877          --      26,608
  Insurance operating
     expenses                     12,176          --       9,789      34,115          --      29,721
  Other operating expenses           715         614         412       1,983       2,123       1,499
  Stock-based compensation            84          94          --         236         290          --
  Depreciation and
     amortization                    442          13         413       1,598          33       1,808
  Interest expense                    69          --          86         208          --         248
                                --------    --------    --------    --------    --------    --------
     Total expenses               38,616         721      20,344      97,017       2,446      59,884
                                --------    --------    --------    --------    --------    --------

Income before income taxes         6,779       2,195       6,740      20,005       2,320      12,790
Income tax expense                 2,374          --       2,494       7,050          --       4,644
                                --------    --------    --------    --------    --------    --------
Net income                      $  4,405    $  2,195    $  4,246    $ 12,955    $  2,320    $  8,146
                                ========    ========    ========    ========    ========    ========

Basic net income per share      $   0.09    $   0.11    $   0.09    $   0.28    $   0.11    $   0.18

Diluted net income per share    $   0.09    $   0.10    $   0.09    $   0.27    $   0.11    $   0.17

Weighted average basic shares     47,444      20,589      46,399      46,926      20,589      46,399

Weighted average diluted
   shares                         49,350      21,211      48,193      48,834      21,211      48,193


(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

                 FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - BY BUSINESS SEGMENT
                                     ($000S)
                                   (UNAUDITED)


INSURANCE OPERATIONS


                                    THREE MONTHS ENDED MARCH 31,         NINE MONTHS ENDED MARCH 31,
                                -------------------------------------  --------------------------------
                                        ACTUAL           PRO FORMA(1)         ACTUAL       PRO FORMA(1)
                                ----------------------   ------------  ------------------  ------------
                                   2005          2004        2004        2005       2004       2004
                                   ----          ----        ----        ----       ----       ----
REVENUES:
  Premiums earned ...........    $ 37,979    $       --    $ 15,378    $ 90,735    $   --    $ 39,846
  Commissions and fees ......       6,290            --       6,011      19,283        --      19,783
  Ceding commissions from
    reinsurer ...............          --            --       2,599       3,603        --       7,782
  Investment income .........         676            --         264       1,531        --         736
  Other .....................          20            --           4         191        --          26
                                 --------    ----------    --------    --------    ------    --------
     Total revenues .........      44,965            --      24,256     115,343        --      68,173
                                 --------    ----------    --------    --------    ------    --------

EXPENSES:
  Losses and loss adjustments
    expenses ................      25,130            --       9,644      58,877        --      26,608
  Operating expenses ........      12,176            --       9,789      34,115        --      29,721
  Depreciation and
    amortization ............         442            --         413       1,598        --       1,808
                                 --------    ----------    --------    --------    ------    --------
     Total expenses .........      37,748            --      19,846      94,590        --      58,137
                                 --------    ----------    --------    --------    ------    --------
Income before income taxes ..    $  7,217    $       --    $  4,410    $ 20,753    $   --    $ 10,036
                                 ========    ==========    ========    ========    ======    ========


REAL ESTATE AND CORPORATE (2)



                                 THREE MONTHS ENDED MARCH 31,      NINE MONTHS ENDED MARCH 31,
                              ---------------------------------  --------------------------------
                                    ACTUAL         PRO FORMA(1)       ACTUAL         PRO FORMA(1)
                              -------------------  ------------  -----------------   ------------
                                2005       2004       2004       2005        2004       2004
                                ----       ----       ----       ----        ----       ----
REVENUES:
  Gains on sales of
    foreclosed real estate    $    --     $ 2,737    $ 2,737    $   755     $ 4,146    $ 4,146
  Investment income ......        430         179         91        924         620        355
                              -------     -------    -------    -------     -------    -------
     Total revenues ......        430       2,916      2,828      1,679       4,766      4,501
                              -------     -------    -------    -------     -------    -------

EXPENSES:
  Operating expenses .....        715         614        412      1,983       2,123      1,499
  Stock-based compensation         84          94         --        236         290         --
  Depreciation ...........         --          13         --         --          33         --
  Interest expense .......         69          --         86        208          --        248
                              -------     -------    -------    -------     -------    -------
     Total expenses ......        868         721        498      2,427       2,446      1,747
                              -------     -------    -------    -------     -------    -------

(Loss) income before
    income taxes .........    $  (438)    $ 2,195    $ 2,330    $  (748)    $ 2,320    $ 2,754
                              =======     =======    =======    =======     =======    =======


(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(2) Includes activities related to acquiring an operating company and disposing of foreclosed real estate held for sale in addition to interest expense associated with all debt.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                           MARCH 31,     JUNE 30,
                                                             2005         2004
                                                          ----------    --------
ASSETS
Fixed maturities, available-for-sale, at market value      $ 62,767     $ 33,243
Investment in mutual fund, at market value                   10,785           --
Cash and cash equivalents                                    29,666       38,352
Premiums and fees receivable                                 48,092       32,076
Reinsurance receivables                                       7,406       24,681
Deferred tax asset                                           39,044       45,493
Other assets                                                 11,173        7,800
Foreclosed real estate held for sale                            961        1,108
Goodwill and identifiable intangible assets                 112,865      102,914
                                                           --------     --------
TOTAL                                                      $322,759     $285,667
                                                           ========     ========


LIABILITIES AND SHAREHOLDERS' EQUITY
Total policy liabilities                                     89,800       63,867
Amounts due to reinsurers and insurance companies             1,978       13,750
Note payable to financial institution                         3,250        4,000
Payable for securities                                        4,514           --
Other liabilities                                             9,243        9,824
                                                           --------     --------
     Total liabilities                                      108,785       91,441
Total stockholders' equity                                  213,974      194,226
                                                           --------     --------
TOTAL                                                      $322,759     $285,667
                                                           ========     ========
Book value per share                                       $   4.51     $   4.17


                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                                SUPPLEMENTAL DATA
                                     ($000S)
                                   (UNAUDITED)

GROSS PREMIUMS EARNED BY STATE

                                     THREE MONTHS ENDED MARCH 31,        NINE MONTHS ENDED MARCH 31,
                                  ----------------------------------  --------------------------------
                                         ACTUAL        PRO FORMA(1)        ACTUAL         PRO FORMA(1)
                                  -------------------  ------------   -----------------   ------------
                                    2005        2004       2004        2005        2004       2004
                                    ----        ----       ----        ----        ----       ----
Insurance company subsidiaries:
   Georgia ....................     $17,283     $  --     $13,847     $49,920     $  --     $38,308
   Tennessee ..................       6,688        --       6,491      19,495        --      18,822
   Ohio .......................       2,930        --       1,599       7,364        --       3,952
   Mississippi ................       1,210        --       1,007       3,184        --       2,812
   Missouri ...................       1,124        --         844       2,954        --       2,248
   Indiana ....................         623        --          --       1,091        --          --
   Florida ....................         187        --          --         187        --          --
   Illinois ...................          36        --          --          47        --          --
                                    -------     -----     -------     -------     -----     -------
Total gross premiums earned ...     $30,081     $  --     $23,788     $84,242     $  --     $66,142
                                    =======     =====     =======     =======     =====     =======

MGA subsidiaries:
   Alabama ....................     $ 6,897     $  --     $ 6,604     $19,484     $  --     $17,988
   Texas ......................       2,161        --          --       2,161        --          --
   Georgia ....................         473        --       2,405       2,057        --      10,307
                                    -------     -----     -------     -------     -----     -------
Total gross premiums earned ...     $ 9,531     $  --     $ 9,009     $23,702     $  --     $28,295
                                    =======     =====     =======     =======     =====     =======


NET PREMIUMS EARNED BY STATE

                                     THREE MONTHS ENDED MARCH 31,        NINE MONTHS ENDED MARCH 31,
                                  ----------------------------------  --------------------------------
                                         ACTUAL        PRO FORMA(1)        ACTUAL         PRO FORMA(1)
                                  -------------------  ------------   -----------------   ------------
                                    2005        2004       2004        2005        2004       2004
                                    ----        ----       ----        ----        ----       ----

 Georgia ................           $17,573     $  --     $ 7,632     $45,456     $  --     $20,951
 Tennessee ..............             6,682        --       3,310      17,432        --       4,610
 Alabama ................             5,459        --       2,641      12,041        --       9,606
 Ohio ...................             2,927        --         811       6,737        --       2,031
 Texas ..................             2,161        --          --       2,161        --          --
 Mississippi ............             1,209        --         548       2,905        --       1,142
 Missouri ...............             1,123        --         436       2,679        --       1,506
 Indiana ................               622        --          --       1,091        --          --
 Florida ................               187        --          --         187        --          --
 Illinois ...............                36        --          --          46        --          --
                                    -------     -----     -------     -------     -----     -------
Total net premiums earned           $37,979     $  --     $15,378     $90,735     $  --     $39,846
                                    =======     =====     =======     =======     =====     =======


GAAP COMBINED RATIOS (INSURANCE COMPANIES)


                                     THREE MONTHS ENDED MARCH 31,        NINE MONTHS ENDED MARCH 31,
                                   --------------------------------   --------------------------------
                                         ACTUAL        PRO FORMA(1)          ACTUAL        PRO FORMA(1)
                                   ------------------  ------------    -----------------   ------------
                                      2005       2004       2004        2005        2004       2004
                                      ----       ----       ----        ----        ----       ----

Loss and loss adjustment expense       66.2%       --        62.7%       64.9%       --        66.8%
Expense(2) .....................       18.3%       --        17.6%       15.8%       --        15.1%
                                     ------     -----     -------     -------     -----     -------
                                       84.5%       --        80.3%       80.7%       --        81.9%
                                     ======     =====     =======     =======     =====     =======

(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(2) Insurance operating expenses are reduced by fee income from insureds and ceding commissions received from reinsurer as compensation for the costs incurred in servicing the business on their behalf.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                          SUPPLEMENTAL DATA (CONTINUED)
                                   (UNAUDITED)



POLICIES IN FORCE


                                                  THREE MONTHS ENDED     NINE MONTHS ENDED
                                                      MARCH 31,              MARCH 31,
                                               ---------------------   ---------------------
                                                ACTUAL     PRO FORMA    ACTUAL    PRO FORMA
                                                 2005        2004        2005       2004
                                                 ----        ----        ----       ----
Insurance company subsidiaries:
   Policies in force - beginning of period      74,210      56,239      69,061      59,186
   Increase during period                       17,380      12,055      22,529       9,108
                                               -------     -------     -------     -------
   Policies in force - end of period            91,590      68,294      91,590      68,294
                                               =======     =======     =======     =======

MGA subsidiaries:
   Policies in force - beginning of period      20,063      22,193      22,324      27,828
   Acquired                                      6,473          --       6,473          --
   Increase (decrease) during period             4,237       2,582       1,976      (3,053)
                                               -------     -------     -------     -------
   Policies in force - end of period            30,773      24,775      30,773      24,775
                                               =======     =======     =======     =======



NUMBER OF RETAIL LOCATIONS


                                                  THREE MONTHS ENDED     NINE MONTHS ENDED
                                                      MARCH 31,              MARCH 31,
                                               ---------------------   ---------------------
                                                ACTUAL     PRO FORMA    ACTUAL    PRO FORMA
                                                 2005        2004        2005       2004
                                                 ----        ----        ----       ----
Retail locations - beginning of period             178         121         138         108
Opened                                              32           4          72          17
Acquired                                            15          --          15          --
                                               -------     -------     -------     -------
Retail locations - end of period                   225         125         225         125
                                               =======     =======     =======     =======